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                                                                    EXHIBIT 10.2

                             AGREEMENT OF MERGER OF

                        EMMIS COMMUNICATIONS CORPORATION
                            (AN INDIANA CORPORATION)

                                       AND

                            EMMIS ESCROW CORPORATION
                            (AN INDIANA CORPORATION)

                                       AND

                        EMMIS ESCROW HOLDING CORPORATION
                            (AN INDIANA CORPORATION)


          THIS AGREEMENT is entered into as of March 27, 2001, by and among EMMIS COMMUNICATIONS CORPORATION, an Indiana corporation (the "Surviving Corporation"), and EMMIS ESCROW CORPORATION, an Indiana corporation ("Escrow"), and EMMIS ESCROW HOLDING CORPORATION, an Indiana corporation ("Escrow Holding" and, together with Escrow, the "Merging Corporations").

          WHEREAS, Escrow Holding is a subsidiary of the Surviving Corporation, and all of its common stock is owned by the Surviving Corporation, and Escrow is a subsidiary of Escrow Holding, and all of its common stock is owned by Escrow Holding; and

          WHEREAS, Escrow Holding owns 104.5467 shares of the Surviving Corporation's 12-1/2% Senior Preferred Stock (the "Emmis Senior PIK Preferred Stock"), and Escrow owns 104.5467 shares of Escrow Holding's 12-1/2% Senior Preferred Stock (the "Escrow Holding Senior Preferred Stock"); and

          WHEREAS, the Surviving corporation intends to complete a corporate reorganization (the "Reorganization") in which the Surviving Corporation will become a holding company as described in the Offering Circular of Escrow, dated March 21, 2001; and

          WHEREAS, the parties desire to set forth in this Agreement the terms and provisions pursuant to which the Merging Corporations will be merged with and into the Surviving Corporation;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, the Surviving Corporation and the Merging Corporations do hereby agree to make such merger upon the following terms and conditions:


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                                    ARTICLE I
                           CLOSING AND EFFECTIVE DATE

          SECTION 1. TIME AND PLACE OF CLOSING. The closing (the "Closing") of the merger contemplated by this Agreement (the "Merger") and all deliveries required under this Agreement shall take place at the offices of Bose McKinney and Evans LLP, 2700 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204, at 10:00 a.m. on either the date that is one-hundred nineteen (119) days after the date of this Agreement or on such earlier date as specified by the Surviving Corporation ( the "Closing Date").

          SECTION 2. EFFECTIVE DATE OF MERGER. The effective date of the Merger shall be 12:01 a.m. on the day immediately following the Closing Date (the "Effective Date").

          SECTION 3. FAILURE TO EFFECT THE REORGANIZATION. If the Reorganization has not occurred by July 25, 2001, the 12-1/2% Series A Senior Discount Notes due 2011 of Escrow (the "Notes") shall be automatically and mandatorily converted into the 13-1/4% Senior Exchangeable Preferred Stock of the Surviving Corporation (the "Exchangeable Preferred Stock") in accordance with Section 3.10 of the Indenture between Escrow and The Bank of Nova Scotia Trust Company of New York, as Trustee (the "Trustee"), dated as of March 27, 2001 (the "Indenture"), and the Surviving Corporation shall issue the Exchangeable Preferred Stock in exchange for the Notes, with each holder of the Notes receiving $1.00 in liquidation preference of Exchangeable Preferred Stock for each $1.00 in accreted value of such holder's Notes. The Exchangeable Preferred Stock shall be issued with a liquidation preference of $1,000 per share, and the Surviving Corporation may pay cash in lieu of issuing a share of exchangeable preferred stock having a liquidation preference less than $1,000.


                                   ARTICLE II
                      MERGING CORPORATIONS' REPRESENTATIONS

          Each of the Merging Corporations represents, warrants and covenants to the Surviving Corporation as of the date of this Agreement as follows:

          (a) Organization. Each Merging Corporation is duly incorporated and validly existing under the laws of the State of Indiana.

          (b) Authorization. The execution, delivery and performance of this Agreement by each Merging Corporation has been duly authorized by all necessary corporate action, including all necessary director and shareholder approval. Each Merging Corporation has full corporate power and authority to execute and deliver and to perform its obligations under this Agreement. This Agreement is a legal, valid and binding obligation of the Merging Corporations, enforceable against the Merging Corporations in accordance with its terms.

          (c) Capitalization. The only authorized capital stock of Escrow is its single class of common stock, only one (1) share of which is issued and outstanding and held of record by Escrow Holding. The only authorized capital stock of Escrow Holding is (i) its single class of common stock, only one (1) share of which is issued and outstanding and held of record by the


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Surviving Corporation, and (ii) the Escrow Holding Senior Preferred Stock, all
of which is held of record by Escrow.

          (d) Assets. Escrow owns beneficially and of record all of the Escrow Holding Senior Preferred Stock, free and clear of all liens, encumbrances and claims whatsoever, and does not own any other assets or properties. Escrow Holding owns beneficially and of record all of the Emmis Senior Preferred Stock, free and clear of all liens, encumbrances and claims whatsoever, and does not own any other assets or properties.

          (e) Liabilities and Contracts. Escrow Holding does not have any liabilities, whether absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, except as may arise under the Subscription Agreement between Escrow Holding and Escrow, dated as of March 27, 2001 (the "Escrow Holding Senior Preferred Stock Subscription Agreement"), and the Subscription Agreement between the Surviving Corporation and Escrow Holding, dated as of March 27, 2001 (the "Emmis Senior Preferred Stock Subscription Agreement"). Escrow does not have any liabilities, whether absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, other than under and pursuant to the Indenture, the Notes issued pursuant to the Indenture, the Escrow and Disbursements Agreement among Escrow, the Trustee and State Street Bank and Trust Company, dated as of March 27, 2001 (the "Escrow Agreement"), the Purchase Agreement among Escrow and the Initial Purchasers named therein, dated as of March 21, 2001 (the "Note Purchase Agreement"), the Escrow Holding Senior Preferred Stock Subscription Agreement and the Registration Rights Agreement among Escrow and the Initial Purchasers named therein, dated as of March 27, 2001 (the "Registration Rights Agreement"). Escrow is not in default under the Indenture, the Notes, the Escrow Agreement, the Note Purchase Agreement, the Escrow Holding Senior Preferred Stock Subscription Agreement or the Registration Rights Agreement. Escrow Holding is not in default under the Escrow Holding Senior Preferred Stock Subscription Agreement or the Emmis Senior Preferred Stock Subscription Agreement. Escrow Holding is not a party to or bound by any contract, agreement or other instrument, except for this Agreement, the Escrow Holding Senior Preferred Stock Subscription Agreement and the Emmis Senior Preferred Stock Subscription Agreement. Escrow is not a party to or bound by any contract, agreement or other instrument, except for this Agreement, the Indenture, the Notes, the Escrow Agreement, the Note Purchase Agreement, the Escrow Holding Senior Preferred Stock Subscription Agreement and the Registration Rights Agreement.

          (e) Continuing Accuracy. Each of the foregoing representations and warranties in the Article II shall be true and accurate as of the Closing Date and the Effective Date as if made on and as of each such date.

                                   ARTICLE III
                             CONSUMMATION OF MERGER

          At the Closing, the proper officers of the Surviving Corporation and the Merging Corporations shall execute on behalf of each corporation Articles of Merger as required by the Secretary of State of Indiana in order to effectuate the Merger and such other documents and instruments as counsel for the Surviving Corporation shall reasonably request. Promptly after


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the Closing, the Surviving Corporation shall cause the Articles of Merger to be filed with the Secretary of State of Indiana.

                                   ARTICLE IV
                               CONVERSION OF STOCK

          Upon the Effective Date, the following shall occur:

          (a) The single outstanding share of common stock of each Merging Corporation shall automatically, by operation of law, be canceled.

          (b) The outstanding shares of Emmis Senior Preferred Stock shall automatically, by operation of law, be canceled.

          (c) The outstanding shares of Escrow Holding Senior Preferred Stock shall automatically, by operation of law, be canceled.


                                    ARTICLE V
                       EFFECT OF MERGER UPON THE SURVIVING
                            AND MERGING CORPORATIONS

          SECTION 1. SURVIVING CORPORATION ENTITY. Upon the Effective Date, the Merging Corporations shall merge into and become a part of the Surviving Corporation, which shall survive the Merger and retain its name, and the separate existence of the Merging Corporations shall cease.

          SECTION 2. ATTRIBUTES AND PROPERTY OF THE SURVIVING CORPORATION. Upon and after the Effective Date, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, whether of a public or private nature, of both the Surviving Corporation and each Merging Corporation; and all property belonging to and liabilities and obligations of each of them shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed.

          SECTION 3. LIABILITIES OF THE SURVIVING CORPORATION. Upon and after the Effective Date, the Surviving Corporation shall be responsible and liable for all the liabilities and obligations of both the Surviving Corporation and the Merging Corporations in the same manner and to the same extent as if the Surviving Corporation had itself incurred or contracted for such liabilities and obligations, including but not limited to the Notes and the Indenture.

          SECTION 4. BY-LAWS OF THE SURVIVING CORPORATION. The By-Laws of the Surviving Corporation as they exist on the Effective Date shall continue to be the By-Laws of the Surviving Corporation upon and after the Effective Date until duly amended.

          SECTION 5. ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. The Articles of Incorporation of the Surviving Corporation as they exist on the Effective Date shall continue


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to be the Articles of Incorporation of the Surviving Corporation upon and after the Effective Date until duly amended.

          SECTION 6. BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. All of the members of the Board of Directors and all of the officers of the Surviving Corporation on the Effective Date shall be and continue as directors and officers, respectively, of the Surviving Corporation after such date, to hold office upon the same terms and the same conditions as previously existed between each of them, respectively, and the Surviving Corporation.


                                   ARTICLE VI
                                  MISCELLANEOUS

          SECTION 1. FURTHER ASSURANCES. The parties agree that they will cause to be executed any further and additional documents or instruments as may from time to time be reasonably required for the purpose of consummating or carrying out the Merger as contemplated by this Agreement.

          SECTION 2. SUCCESSORS AND ASSIGNS.

          (a) Subject to Section 2(b) below, neither party may assign this Agreement without the other party's written consent.

          (b) In the event a holding corporation is created and acquires record ownership of all the issued and outstanding common stock of the Surviving Corporation prior to the Closing Date, the Surviving Corporation shall be obligated to assign its rights under this Agreement to such holding company and to cause such holding company to assume all of the Surviving Corporation's obligations under this Agreement, in each case effective concurrently with such acquisition by the holding company.

          (c) This Agreement and each of its provisions shall bind and inure to the benefit of the parties hereto and their respective permitted assignees.

          SECTION 3. COVENANT OF THE SURVIVING CORPORATION. The Surviving Corporation shall not, nor cause or permit any of its subsidiaries to, issue any debt or non-convertible preferred securities to be offered or sold into the Rule 144A or public high-yield market without the prior written consent of Credit Suisse First Boston Corporation (which consent shall not be unreasonably withheld, conditioned or delayed) for a period of thirty (30) days after the date of this Agreement.

                            [signature page follows]



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          EXECUTED as of the date first above written.

                              EMMIS COMMUNICATIONS CORPORATION


                              By:_______________________________________
                              Printed:__________________________________
                              Title:____________________________________

                                        "Surviving Corporation"


                              EMMIS ESCROW CORPORATION


                              By:_______________________________________
                              Printed:__________________________________
                              Title:____________________________________

                                        "Escrow"

                              EMMIS ESCROW HOLDING CORPORATION


                              By:_______________________________________
                              Printed:__________________________________
                              Title:____________________________________

                                        "Escrow Holding"






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